UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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CENTERSTATE BANKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2016. CENTERSTATE BANKS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: February 29, 2016 Date: April 28, 2016 Time: 10:00 AM EDT Location: Winter Haven Chamber of Commerce 2nd Floor Auditorium 401 Avenue B NW Winter Haven, Florida 33881 CENTERSTATE BANKS, INC. 42745 U.S. HIGHWAY 27 DAVENPORT, FL 33837 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E03072-P73144 See the reverse side of this notice to obtain proxy materials and voting

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: You will not receive a paper or e-mail copy of proxy materials unless you request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the Annual Meeting and how to vote in person, call the Company’s corporate office at 863-419-7750. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E03073-P73144 Proxy Materials Available to VIEW or RECEIVE: Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the election of the following nominees: 1. Election of Directors Nominees 01) James H. Bingham 02) G. Robert Blanchard, JR 03) C. Dennis Carlton 04) John C. Corbett 05) Griffin A. Greene 06) Charles W. McPherson 07) G. Tierso Nunez II 08) Thomas E. Oakley 09) Ernest S. Pinner 10) William K. Pou, JR 11) Joshua A. Snively 12) Michael F. Ciferri 13) Daniel R. Richey E03074-P73144 The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approval of the advisory resolution to approve the compensation of our named executive officers. 3. Approval of the proposal to ratify the appointment of the independent registered public accounting firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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